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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) February 2, 2000




    AMERICAN EXPRESS                             AMERICAN EXPRESS RECEIVABLES
    CENTURION BANK                                 FINANCING CORPORATION II

      (as Originators of the American Express Credit Account Master Trust)
      --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)
                                  on behalf of
                  AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST


      Utah            11-2869526        333-91473           Delaware          13-3854638          333-91473
      ----            ----------        ---------           --------          ----------          ---------
(State or Other    (I.R.S. Employer    (Commission      (State or Other    (I.R.S. Employer      (Commission
Jurisdiction of     Identification     File Number)     Jurisdiction of     Identification       File Number)
Incorporation or        Number)                         Incorporation or        Number)
  Organization)                                          Organization)

     6985 UnionPark Center                         World Financial Center
      Midvale, Utah 84047                             200 Vesey Street
       (801) 565-5000                              New York, New York 10285
                                                       (212) 640-2000

               (Address, Including Zip Code, and Telephone Number, Including Area Code, of each Registrant's Principal Executive Offices)

                             N/A                                                                  N/A
(Former Name or Former Address, if Changed Since Last Report)        (Former Name or Former Address, if Changed Since Last Report)


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INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.           Not Applicable.

Item 2.           Not Applicable.

Item 3.           Not Applicable.

Item 4.           Not Applicable.

Item 5. On February 2, 2000, the Registrant made available to prospective investors (i) a series term sheet setting forth a description of the collateral pool and the proposed structure of $432,500,000 aggregate principal amount of Class A 7.20% Rate Asset Backed Certificates, Series 2000-1 and $30,000,000 aggregate principal amount of Class B 7.40% Asset Backed Certificates, Series 2000-1, each of the American Express Credit Account Master Trust; and (ii) a series term sheet setting forth a description of the collateral pool and the proposed structure of $412,500,000 aggregate principal amount of Class A Floating Rate Asset Backed Certificates, Series 2000-2 and $40,000,000 aggregate principal amount of Class B Floating Rate Asset Backed Certificates, Series 2000-2, each of the American Express Credit Account Master Trust. The series term sheets are attached hereto as Exhibits 99.01 and 99.02.

Item 6.           Not Applicable.

Item 7.           Exhibits.

The following are filed as Exhibits to this Report under Exhibits 99.01 and 99.02.

         Exhibit 99.01 Series Term Sheet, dated February 2, 2000, with respect to the proposed issuance of the Class A 7.20% Asset Backed Certificates and the Class B 7.40% Asset Backed Certificates of the American Express Credit Account Master Trust, Series 2000-1.

         Exhibit 99.02 Series Term Sheet, dated February 2, 2000, with respect to the proposed issuance of the Class A Floating Rate Asset Backed Certificates and the Class B Floating Rate Asset Backed Certificates of the American Express Credit Account Master Trust, Series 2000-2.

Item 8.           Not Applicable.

Item 9.           Not Applicable.



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                           American Express Centurion Bank,
                                           on behalf of the American Express
                                           Credit Account Master Trust


                                           By:  /s/ Maureen Ryan
                                               ------------------------------
                                               Name:  Maureen Ryan
                                               Title: Assistant Treasurer











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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                 American Express Receivables Financing
                                    Corporation II
                                 on behalf of the American Express Credit
                                 Account Master Trust


                                 By: /s/ Leslie R. Scharfstein
                                     -----------------------------
                                     Name:  Leslie R. Scharfstein
                                     Title: President



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                                  EXHIBIT INDEX


Exhibit           Description
-------           -----------

Exhibit 99.01     Series Term Sheet, dated February 2, 2000, with respect to the proposed issuance of the Class A 7.20% Asset Backed Certificates and the Class B 7.40% Asset Backed
                  Certificates of the American Express Credit Account Master Trust, Series 2000-1.


Exhibit 99.02     Series Term Sheet, dated February 2, 2000, with respect to the proposed issuance of the Class A Floating Rate Asset Backed Certificates and the  Class B Floating Rate
                  Asset Backed Certificates of the American Express Credit Account Master Trust, Series
                  2000-2.
















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